UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	86-3984427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10250 Constellation Blvd, Suite 23126 Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(360) 949-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	DTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	DTOC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Investment Management Trust Agreement

On March 6, 2023, following approval by its stockholders at the special meeting of stockholders held on March 2, 2023 (the “Special Meeting”), Digital Transformation Opportunities Corp. (the “Company” or “DTOC”) entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated March 9, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to allow the extension of the date by which the Company must consummate its initial business combination from March 12, 2023 to June 30, 2023, and the option to further extend the date by which it has to consummate a business combination beyond June 30, 2023 up to three (3) times for an additional (1) month each time to September 30, 2023.

The foregoing description is subject to, and qualified in its entirety by reference to, the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Promissory Note

On March 6, 2023, Digital Transformation Sponsor LLC (the “Sponsor”) loaned $150,000 (the “Initial Contribution”) to the Company, which was evidenced by a non-interest bearing, unsecured promissory note issued in favor of the Sponsor (the “Initial Extension Note”). The proceeds of the Extension Promissory Note were deposited into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”).

The Note bears no interest and all unpaid principal under the Note will be due and payable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company.

The foregoing description is subject to, and qualified in its entirety by reference to, the Initial Extension Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under the caption “Promissory Note” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2023, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Certificate of Amendment amends the Certificate of Incorporation to (i) extend the date by which the Company has to consummate a business combination from March 12, 2023 to June 30, 2023 (the “Combination Period”), (ii) give the Sponsor the option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional (1) month each time to September 30, 2023 upon the deposit into the Trust Account of $50,000 for each calendar month, and (ii) eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 of less than $5,000,001 (the “Redemption Limitation”).

The foregoing description is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 2, 2023, the Company held the Special Meeting. On January 23, 2023, the record date for the Special Meeting, there were 41,687,500 shares of common stock outstanding and entitled to be voted at the Special Meeting, approximately 79.3% of which were represented in person or by proxy at the Special Meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

The Extension Amendment Proposal

The stockholders approved the proposal to amend the Company’s Certificate of Incorporation to (i) extend the date by which the Company has to consummate a business combination from March 12, 2023 to June 30, 2023 upon the deposit by the Sponsor of an aggregate of $150,000 into the Trust Account and (ii) give the Sponsor the option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to September 30, 2023 (any such extension, the “Extension”, and such date to which such deadline is extended, the “Extended Date”) upon the deposit into the Trust Account of $50,000 for each calendar month. The voting results were as follows:

FOR	AGAINST	ABSTAIN
32,658,158	392,297	0

The Redemption Limitation Amendment Proposal

The stockholders approved the proposal to amend the Certificate of Incorporation to eliminate the Redemption Limitation. The voting results were as follows:

FOR	AGAINST	ABSTAIN
32,655,317	395,057	0

The Trust Agreement Amendment Proposal

The stockholders approved the proposal to amend the Trust Agreement, dated as of March 9, 2021, by and between the Company and Continental, to provide for the Extension to the Extended Date pursuant to the Certificate of Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
32,658,158	392,297	0

The Adjournment Proposal

The Company had solicited proxies in favor of an Adjournment Proposal which would have given the Company authority to adjourn the Special Meeting to solicit additional proxies. As sufficient shares were voted in favor of the proposals, this proposal was not voted upon at the Special Meeting.

Item 8.01 Other Events.

In connection with the votes to approve the proposals above, the holders of 31,502,931 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.19 per share, for an aggregate redemption amount of approximately $321.2 million, leaving approximately $18.8 million in the Trust Account, not including the Initial Contribution deposited into the Trust Account by the Sponsor.

In connection with the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, the Company’s Chief Financial Officer and Sponsor elected to convert all their respective DTOC Class B shares into an aggregate of 8,262,500 shares of DTOC Class A common stock. Following the conversion, such shares will vote together with the rest of the DTOC Class A common stock on the Business Combination; however, as such shares were not issued as part of DTOC’s initial public offering, such shares are not entitled to any funds held in the Trust Account, including any interest thereon.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, DTOC has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement, which will be mailed (if and when available) to all DTOC stockholders once definitive (the “Proxy Statement”), which will be distributed to holders of shares of DTOC common stock in connection with DTOC’s solicitation of proxies for the vote by DTOC stockholders with respect to the previously announced business combination with American Oncology Network, LLC (“AON”) (the “Business Combination”) as well as other matters as may be described in the Proxy Statement. DTOC STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT DTOC, AON AND THE PROPOSED BUSINESS COMBINATION. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. When available, the Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of DTOC as of a record date to be established for voting on the proposed Business Combination. DTOC stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

DTOC and its directors and executive officers may be deemed participants in the solicitation of proxies from DTOC’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in DTOC is contained in DTOC’s proxy statement for its 2022 annual meeting, which was filed with the SEC on November 8, 2022 and in DTOC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 13, 2022. These documents may be obtained free of charge from the SEC’s website. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Business Combination.

AON and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DTOC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement for the proposed Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
10.1	Amendment to the Investment Management Trust Agreement dated as of March 6, 2023
10.2	Promissory Note, dated as of March 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2023

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

By:	/s/ Kevin Nazemi
Name:	Kevin Nazemi
Title:	Chief Executive Officer